SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2007

CARDINAL COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	001-15383	91-2117796
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12301 North Grant Street, Suite 230
Thornton, Colorado 80241
(Address of Principal Executive Offices)

303-285-5379
(Issuer Telephone number)

_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the “Company”) from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.01 Changes in Registrant’s Certifying Accountants.

AJ. Robbins, PC, the independent accountants who were engaged by Cardinal Communications, Inc. (the “Company”) as the principal accountants to audit the Company’s consolidated financial statements, has indicated it resigns as the Company’s principal accountants. The Board of Directors of the Company accepted the resignation of AJ. Robbins, PC effective October 10, 2007.

The reports of AJ. Robbins, PC with respect to the audited financial statements of the Company for the fiscal years ended December 31, 2004 and December 31, 2005, were modified as to uncertainty that the Registrant will continue as a going concern; other than that, the reports did not contain an adverse opinion, or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals.

For the audited years ended December 31, 2004 and December 31, 2005, and interim period through October 10, 2007 (the effective date of the resignation acceptance by the Board of Directors), there were no disagreements with AJ. Robbins, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the AJ Robbins, PC would have caused the accountants to make reference to the subject matter of such disagreement in their reports. In addition, the resignation acceptance of AJ. Robbins, PC was not caused by, or related to, any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of AJ. Robbins, PC would have caused the accountants to make reference to the subject matter of such disagreement in their reports.

On October 10, 2007, the Company engaged the firm of Stark Winter & Schenkein & CO., LLP as its new auditors. The decision to retain the services of Stark Winter & Schenkein & CO., LLP was approved by the Company’s Board of Directors.

Prior to engaging Stark Winter & Schenkein & CO., LLP, the Company had not consulted Stark Winter & Schenkein & CO., LLP regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Stark Winter & Schenkein & CO., LLP regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

16.1         Letter of AJ. Robbins, PC dated October 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Communications, Inc.

By:	/s/ Ronald S. Bass
Principal Accounting Officer

Date: October 15, 2007